Press Release

For further information:
Mr. Weiguo Zhang, Synutra, Inc., 301 840 3888, wzhang@synutra.com
Mr. Brian Rafferty, Taylor Rafferty, 212 889 4350, synutra@taylor-rafferty.com

Synutra International, Inc. Intends to Amend its Financial Statements

Restatements result from Synutra's ongoing assessment of its disclosure controls and procedures and internal controls over financial reporting

January 11, 2008, Qingdao, PRC/Rockville, MD, USA -- Synutra International, Inc. (NASDAQ: SYUT; "Synutra"), one of China's leading manufacturers of dairy-based nutritional products for infants, children and adults, today filed a Current Report on Form 8-K with the U.S. Securities Exchange Commission. As stated in the Form 8-K, Synutra identified certain deficiencies and errors in its financial statements during its ongoing assessment process to improve the effectiveness of its disclosure controls and procedures and internal control over financial reporting. The specific issues being addressed are described below.

On January 10, 2008, Synutra concluded that the audited consolidated Balance Sheets, Income Statements and Cash Flow Statements as of and for the calendar years ended December 31, 2003 and 2004 and unaudited consolidated Balance Sheets, Income Statements and Cash Flow Statements as of and for the three and six months ended June 30, 2004 and 2005 of its wholly owned subsidiary, Synutra Inc. ("Synutra Illinois"), should no longer be relied upon because of errors in such financial statements. Synutra intends to amend the Current Report on Form 8-K filed on August 22, 2005 to restate the Synutra Illinois' financial statements to (i) reclassify certain other income as sales revenue and (ii) breakout certain cash and cash equivalents into cash and restricted cash line items.

Press Release

For further information:
Mr. Weiguo Zhang, Synutra, Inc., 301 840 3888, wzhang@synutra.com
Mr. Brian Rafferty, Taylor Rafferty, 212 889 4350, synutra@taylor-rafferty.com

Synutra has also concluded that certain filings made subsequent to the Form 8-K filed on August 22, 2005, including Synutra's Annual Report on Form 10-K for the fiscal year ended March 31, 2007 and Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended March 31, 2007, which presented audited financial statements covering the 12-month periods ended March 31, 2005, 2006, and 2007 (together, the "Form 10-K"), should have presented, but did not present, audited financial statements for the three-month transition period ended March 31, 2005, unaudited comparative financial statements for the three months ended March 31, 2004 and audited financial statements for the 12-month period ended December 31, 2004 rather than audited financial statements for the 12-month period ended March 31, 2005. Synutra intends to amend its Form 10-K to present such periods and related disclosures.

During the assessment of its disclosure controls and procedures and internal control over financial reporting, Synutra also analyzed its financial position, changes in financial position and results of operations as of the same dates and for the same periods for which audited consolidated financial statements have been presented, and determined that the restricted net assets of Synutra's consolidated subsidiaries not available for distribution to Synutra as of March 31, 2007 exceeded certain thresholds. Accordingly, Synutra intends to amend its Form 10-K to include Schedule I to present its condensed financial information for the years ended March 31, 2006 and 2007 as part of the financial statements as required by Articles 12-04(a) and 4-08(e)(3) of Regulation S-X. Synutra also intends to add disclosure to the notes to the financial statements of the Form 10-K to describe its assessment of the restricted net assets of

Press Release

For further information:
Mr. Weiguo Zhang, Synutra, Inc., 301 840 3888, wzhang@synutra.com
Mr. Brian Rafferty, Taylor Rafferty, 212 889 4350, synutra@taylor-rafferty.com

its consolidated subsidiaries. Finally, Synutra identified an error in the Cash Flow Statements for the year ended March 31, 2006 in which the depreciation expense amount was misstated. Synutra intends to revise the data column for the year ended March 31, 2006 in the Cash Flow Statements to reflect the correct depreciation amount of that period. On January 10, 2008, Synutra concluded that the financial statements included in the Form 10-K should no longer be relied upon because of the errors in such financial statements as described above.

About Synutra International, Inc.

Synutra operates eight subsidiaries developing, producing, distributing and selling dairy-based nutritional products across the People's Republic of China. It offers its products for infants, children, adults and pregnant women and nursing mothers under the brand series of "Super," "U-Smart" and "U-Strong." The Group's extensive sales network covers 24 provinces, 264 cities and more than 1320 counties throughout China. For more information, please contact Weiguo Zhang of Synutra, Inc. (301 840 3888, wzhang@synutra.com), Brian Rafferty of Taylor Rafferty (212 889 4350, synutra@taylor-rafferty.com) or visit: www.synutra.com.

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with

For further information:
Mr. Weiguo Zhang, Synutra, Inc., 301 840 3888, wzhang@synutra.com
Mr. Brian Rafferty, Taylor Rafferty, 212 889 4350, synutra@taylor-rafferty.com

respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

End